                                                                  EXHIBIT 23.2.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

                                            ARTHUR ANDERSEN LLP

Little Rock, Arkansas,

September 10, 1996.

                                                                  EXHIBIT 23.2.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.

                                            ARTHUR ANDERSEN LLP

Memphis, Tennessee,

September 10, 1996.

                                                                  EXHIBIT 23.2.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

                                            ARTHUR ANDERSEN LLP

Raleigh, North Carolina,

September 10, 1996.

                                                                  EXHIBIT 23.2.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.

                                            ARTHUR ANDERSEN LLP

Atlanta, Georgia,

September 10, 1996.

                                                                  EXHIBIT 23.2.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado,

September 10, 1996.